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                          AIM TREASURER'S SERIES TRUST

                  INVESCO Treasurer's Money Market Reserve Fund
                   INVESCO Treasurer's Tax-Exempt Reserve Fund

    Supplement dated June 25, 2004 to the Prospectus dated November 25, 2003 as supplemented December 4, 2003, December 16, 2003, January 16, 2004,
                          May 17, 2004 and May 18, 2004




PORTFOLIO HOLDINGS INFORMATION

The fund makes available to institutions who maintain accounts with the fund, beneficial owners of the fund's shares and prospective investors (collectively, qualified persons), information regarding or derived from the fund's portfolio holdings (portfolio information). Portfolio information is also provided by the fund's advisor to rating organizations and by the fund's distributor to ranking organizations. Portfolio holdings and information derived from portfolio holdings, including the maturity distribution of the holdings, are available to qualified persons and ranking organizations daily, based on holdings in the fund as of the end of the prior month. Rating organizations can receive the above information daily based on weekly portfolios. Thirty-day yield, seven-day yield, one-day yield information and weighted average maturity are available daily for the fund based on the daily portfolio information.

Qualified persons can obtain portfolio information by calling the distributor toll free at 800-659-1005, option 2, or by visiting the fund's website (http://www.aiminvestments.com). The fund distributor's vice president/sales and administration manager is authorized to determine whether any entity or individual is a qualified person or is acting on behalf of a qualified person, and to disclose portfolio information to such qualified person.